AMENDING AGREEMENT

THIS AMENDING AGREEMENT dated for reference the 28th day of April, 2016

BETWEEN:

BLOX, INC., a company incorporated under the laws of the State of Nevada, U.S.A. and having an office located at Suite 600, 666 Burrard Street, Vancouver, British Columbia, Canada, V6C 2X8

(the "**Company**")

AND:

WARATAH CAPITAL LTD., a company have its registered and Records Offices located at # 900 - 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1

("**Waratah**")

WHEREAS the Company and Waratah entered into a bridge loan agreement dated April 17, 2015 (the "**Loan Agreement**") whereby Waratah agreed to provide a bridge loan of an aggregate of CAD$600,000 to the Company to be used for general working capital of the Company until the completion of a financing of CAD$1,500,000 by the Company.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration for the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the meanings set out in the Loan Agreement, as applicable.

2. Recital A of the Loan Agreement is deleted in its entirety and replaced with the following:

   > "the Lender has agreed to provide a Bridge Loan to the Borrower in order to fund its obligations in order to be used towards general working capital purposes of the Borrower. The Lender has agreed to extend a Bridge Loan to facilitate up to $600,000.00 Canadian Dollars ("CAD") on the terms and conditions set out in this Loan Agreement;"

3. Recital B of the Loan Agreement is deleted in its entirety and replaced with the following:

   > "the Borrower wishes to borrow up to $600,000 CAD from the Lender on the terms and conditions set out in this Loan Agreement; and"

4. Section 1.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

> "Subject to the provisions of this Bridge Loan Agreement, the Lender agrees to loan to the Borrower up to $600,000.00 CAD (the "Loan") to be advanced at such times and in such amounts as requested by the Borrower. Advances are to be sent according to the wiring instructions set out in Schedule "A" ("Wiring Instructions"). The Lender agrees that the Bridge Loan will be used until the completion of a $1,500,000.00 (CAD) financing."

5. In all other respects the terms and conditions of the Loan Agreement shall continue in full force and effect and the parties hereby agree and confirms that the Loan Agreement is in good standing and each of the parties hereto is not in default of any of its obligations under the Loan Agreement.

6. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

7. This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

8. Waratah acknowledges that:

   (a) W.L. Macdonald Law Corporation received instructions from the Company and does not represent Waratah;

   (b) Waratah has been requested to obtain its own independent legal advice on this Amending Agreement prior to signing this Amending Agreement;

   (c) Waratah has been given adequate time to obtain independent legal advice;

   (d) by signing this Amending Agreement, Waratah confirms that it fully understand this Amending Agreement; and

   (e) by signing this Amending Agreement without first obtaining independent legal advice, Waratah waives its rights to obtain independent legal advice.

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9. This Amending Agreement may be executed in counterparts and by electronic or facsimile transmission, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first written above.

BLOX, INC

Per ______________________

T G Pickett

Director

Chief Operating Officer

WARATAH CAPITAL LTD

Per ______________________

N C Taylor

Director